SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 30, 2000
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                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)


       Delaware                    0-28815                      06-1241321
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    (State or other        (Commission File Number)           (IRS Employer
    Jurisdiction of                                         Identification No.)
    Incorporation)



13 North Street, Litchfield, Connecticut                            06759
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:   (860) 567-8752
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5.  Other Events.
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         A.   Cash Dividend.
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         The Board of Directors of First Litchfield  Financial  Corporation (the
"Company") declared a $0.10 per share quarterly cash dividend at their November 30, 2000 Board Meeting.

         The quarterly cash dividend will be paid on January 25, 2001 to stockholders of record as of January 5, 2001.

         B.   Stock Dividend.
              ---------------

         The Board of Directors of the Company declared a 5% stock dividend at their November 30, 2000 Board Meeting.

         The stock dividend will be paid on December 29, 2000 to stockholders of record as of December 13, 2000.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  December 4, 2000        FIRST LITCHFIELD FINANCIAL CORPORATION



                            By  /s/ Jerome J. Whalen
                                ---------------------------------------------
                                Jerome J. Whalen
                                President and Chief Executive Officer